ДОГОВОР № EO-EAO/30-12
купли-продажи нефти
(экспорт)

г. Алматы 1 декабря 2004 г.

ТОО «Емир-Ойл», именуемое в дальнейшем "Продавец", в лице директора Толмакова Т.К., действующих на основании Устава, и Компания **"Euro-Asian Oil AG"**, именуемая в дальнейшем «Покупатель», в лице Директора Роберта Вильяма Эмери, действующего на основании Устава, вместе именуемые «Стороны», заключили настоящий Договор о нижеследующем:

1.ПРЕДМЕТ ДОГОВОРА

1.1. Продавец обязуется продать и поставить, а Покупатель оплатить и принять *сырую нефть*, (именуемая далее Товар), на условиях FCA, (ИНКОТЕРМС-2000) станция Мангышлак, ЗАО НК «Казахстан Темир Жолы» с дальнейшей поставкой Покупателем в дальнее зарубежье на экспорт, на условиях, определенных настоящим Договором, минимально 38880 тонн в период с 01 декабря 2004г. до 01 декабря 2006г.

2. КОЛИЧЕСТВО И УСЛОВИЯ ПОСТАВКИ

2.1. Ежемесячное количество сырой нефти (Товара), поставляемой Продавцом и принимаемой и оплачиваемой Покупателем по настоящему Договору, на условиях FCA станция Мангышлак, ЗАО НК «Казахстан темир жолы», (ИНКОТЕРМС-2000) определяется в Дополнительных соглашениях, представляющих собой неотъемлемую часть настоящего Договора.

Продавец и Покупатель предпримут максимум усилий для получения экспортной квоты. Продавец обязуется продать весь объем нефти, а Покупатель купить.

3. ПОТЕРИ

3.1. Потери при перевалке (слив с ж/д цистерн в резервуары порта и налив в танкера) должны подтверждаться независимым инспектором ежемесячно. До окончания срока ВГТД Покупатель передает Продавцу для предоставления в таможенные органы РК отчет/справку от независимого инспектора:

a) о фактических потерях при сливе с ж/д цистерн в резервуары порта Актау;
b) о фактических потерях при наливе в танкера в порту Актау;
c) об общих фактических потерях при транспортировке от FCA до FOB Батуми, не покрываемых коносаментом из порта Батуми, в процентом или количественном выражении. Максимальный номинальный фактор потерь груза – 2,5 процента от FCA количества.

3.2. Если справки о фактических потерях согласно п. 3.1.a, 3.1.b и 3.1.c не покрывают разницу между количеством сырой нефти, отгруженным на условиях FCA и коносаментом из порта Батуми, непокрытая разница считается неэкспортированной, и Покупатель платит НДС на этот объем.

4.КАЧЕСТВО

4.1.Качество поставляемого по настоящему Договору Товара должно соответствовать минимальным требованиям

CONTRACT № EC-EAO/30-12
For the Sales and Purchase of Crude Oil
(export)

Almaty __________, **2004**

LLP "EmirOil, hereinafter the "Seller", represented by director Tolmakov T.K., acting on basis of the Charter, and **Euro-Asian Oil AG,** hereinafter the "Buyer", represented by Director Robert William Emery, acting on the basis of the Charter, both being hereinafter collectively referred to as the Parties, have concluded this Contract in regard to the following:

1.SUBJECT OF THE CONTRACT

1.1. Seller shall sell and deliver, Buyer shall receive and pay for *crude oil* (hereinafter referred as Goods), on an FCA basis (INCOTERMS-2000), Mangishlak station, JSC NC Kazakhstan Temir Zholy (Railway Organization - JSC NC KTZ) with further delivery to countries outside the CIS to be effected by Buyer under the terms and conditions set forth herein, minimally 38880 ton during the period since December, 01 2004 till December, 01 2006.

2. QUANTITY AND TERMS OF DELIVERY

2.1. The monthly quantity of crude oil (the Goods) to be delivered by the Seller and to be accepted and paid for by the Buyer under this Contract on an FCA (INCOTERMS 2000) basis, Mangishlak Station, JSC NC Kazakhstan Temir Zholy shall be set forth in Additional Agreements, which shall become an integral part of this Contract.

The Seller and the Buyer will undertake a maximum of efforts for reception of an export quota. The Seller undertakes to sell all volume of crude oil, and the Buyer to buy.

3. LOSSES

3.1. Losses incurred during trans-shipment (discharge of rail cars into shore tanks and re-loading into vessels) shall be certified by an independent inspector on a monthly basis. Before expiry of Provisional Custom's declaration the Buyer shall submit to Seller for delivery to Customs authorities of RoK a Report/Certificate issued by an independent inspector:

a) on actual losses during discharge of rail cars into shore tanks at the sea port of Aktau,
b) on actual losses during re-loading into vessels at the sea port of Aktau,
c) on total actual losses during transportation from FCA till FOB Batumi, which will not be covered by B/L from the sea port of Batumi, in percent or tons. Maximum nominal loss factor is 2.5 pct of the FCA quantities.

3.2. If the Certificates of actual losses according to clause 3.1.a, 3.1.b and 3.1.c do not cover the difference between quantities of crude oil shipped under FCA conditions and quantities specified by B/L at Batumi, the uncovered difference shall be considered as not exported and the Buyer shall pay the related VAT.

4. QUALITY

4.1 The quality of Goods delivered under this Contract shell meet the minimum quality specifications of the applicable

по качеству применимого казахстанского ГОСТа или ТУ и подтверждается паспортом качества, выдаваемым Продавцом.

Kazakhstan GOST or TU and will be confirmed by the quality certificate provided by the Seller.

5. ЦЕНА И ОПЛАТА

5. PRICE AND PAYMENT

5.1. Цена на Товар определяется Сторонами в Дополнительных соглашениях, являющихся неотъемлемой частью настоящего Договора.

5.1. The price for Goods shall be determined by the Parties in the Additional Agreements, which shall be an integral part of this Contract.

5.2. Все платежи должны покрываться безотзывным «стэнд-бай» аккредитивом, открытым в первоклассном международном банке и в форме, одобренной Продавцом. Такой аккредитив должен быть открыт в течение 3 банковских дней после подписания соответствующего Дополнительного соглашения о месячной поставке и будет действителен в течение 45 дней с момента окончания месяца поставки. Предварительная цена для аккредитива рассчитывается на базе среднего значения котировки Brent (Dtd), опубликованной в Platt's, на дату выбранную Продавцом, за вычетом скидки, установленной в Дополнительном соглашении. Расходы в отношении аккредитива несет Покупатель.

5.2. All payments shall be covered by an irrevocable standby letter of credit opened through a first class international bank, and in a format, approved by Sellers, such Standby Letter of Credit shall be opened 3 banking days after the signing of the Additional Agreement on monthly shipment and will be valid for 45 days after the end of month of delivery. The provisional price for LC shall be calculated based on the mean Brent (Dtd) quotations as published by Platt's Crude Oil Marketwire on the date chosen by Seller, less a differential set forth in Additional Agreement.
Costs in respect of L/C shall be for the account of Buyer.

5.3. После окончания отгрузки месячного объема нефти по настоящему Договору со ст.Мангышлак Продавец выставляет предварительный инвойс на основе предварительной цены согласно п. 5.2 и фактического отгруженного объема, который должен быть оплачен Покупателем в течение 5 (пяти) банковских дней со дня выставления.

5.3. After the monthly volume under this Contract have been shipped at Mangishlak station the Seller shall present to the Buyer pro forma invoice on the basis of provisional price according to clause 5.2 and factual delivered volume which shall be paid by the Buyer within 5 (five) banking days after day of invoicing.

5.4. Оплата любой суммы, которую одна из сторон окажется должна другой, должна быть произведена в течение 5 (пяти) банковских дней после получения окончательного инвойса / кредитноты Продавца, оформляемых насколько практически возможно после соответствующего определения цены.

5.4. The payment of any balance due by either party to the other, shall be made within 5 (five) banking days upon receipt of Seller's final invoice / credit note, which shall be prepared as soon as practicable after all the relevant pricing becomes available to the Seller.

5.5. Если иное не будет согласовано в письменной форме, Продавец будет иметь право требовать в отношении любого платежа, не произведенного в срок в полном объеме, оплаты Покупателем Продавцу процента на любую неоплаченную сумму в размере ставки ЛИБОР за месячный Евродоллар, установленной в Reuters ЛИБОР, плюс 2%. Данный процент начисляется с момента наступления срока платежа и до момента получения платежа банком Продавца.

5.5. Unless otherwise agreed in writing, Seller shall have the right to require in respect of any payment not made in full by the due date, the payment by Buyer to Seller of interest on any unpaid amount at 2 percentage points above the London Interbank Offered Rate (LIBOR) for one month Eurodollars as published on Reuters LIBOR. Such interest to run from the due date until the date the payment is received by Seller's bank.

6. УСЛОВИЯ ПОСТАВКИ, ГРАФИК ПОСТАВКИ И ПРАВО СОБСТВЕННОСТИ

6. TERMS OF DELIVERY, SCHEDULE OF DELIVERY AND TITLE

6.1. Покупатель в обязательном порядке до начала отгрузки представляет Продавцу:

Подтверждения с ж/д станций назначения о готовности принять Товар;

Подтверждения с портов о готовности принять и перегрузить Товар для дальнейшей отправки в дальнее зарубежье.

6.1. Before shipment Buyer shall present Seller with the following:

Confirmation from the railway station of destination of readiness to accept the Goods;

Confirmation from sea ports of readiness to accept and tranship the Goods for further delivery outside the CIS.

6.2. Товар считается сданным Продавцом и принятым Покупателем:

По количеству, согласно весу, указанном в железнодорожной накладной;

По качеству, согласно сертификату качества

6.2. The Goods shall be deemed to be delivered by Seller and lifted by Buyer:

In the quantity in accordance with the weight indicated in the Railway bills;

In the quality indicated in Seller's Certificate of Quality.

Продавца.

6.3. Товар отгружается маршрутными партиями от 1 до 2,4 тысяч тонн в своевременно представленных Покупателем специальных железнодорожных цистернах, предназначенных для перевозки данного вида товара, годных в техническом и коммерческом отношениях, подготовленными для налива сырой нефти. Покупатель гарантирует и несет полную ответственность за техническую исправность и соответствующую подготовку ж/д цистерн, а также их своевременную передачу под отгрузку Товара, включая уплату штрафных санкций, предъявляемых транспортными организациями (в частности, ЗАО НК «КТЖ» и ЗАО «КазТрансОйл), за подачу неисправных цистерн, простой цистерн и отказ от принятия Товара в пункте назначения.

6.4. Грузоотправителем является Продавец.

6.5. Перерасчет из US баррели в тонны производится согласно коэффициенту (именуемому в дальнейшем «Коэффициент перерасчета»), соответствующему фактическому среднему API, который рассчитывается независимым инспектором отдельно для каждого терминала на станции погрузки на основе анализа проб нефти, отобранных в течение месяца погрузки с каждой отгруженной партии цистерн.

Покупатель обеспечивает предоставление независимым инспектором Продавцу данных о результатах анализа, значении фактического среднего API и коэффициента перерасчета в течение 5 дней после окончания месяца отгрузки.

6.6. Покупателем составляется акт сверки, являющийся основанием для проведения взаиморасчетов между Сторонами, который должен быть представлен Продавцу в течение 3 дней после определения окончательной цены по месячной поставке.

6.7. Право собственности на Товар и весь риск, включая случайную гибель или повреждение, переходит от Продавца к Покупателю в момент отгрузки на цистерны на эстакаде на станции Мангышлак, ЗАО НК КТЖ.

7. ОБЯЗАННОСТИ И ОТВЕТСТВЕННОСТЬ СТОРОН

7.1. Продавец обязан:

- поставить Товар по реквизитам Покупателя в соответствии с условиями настоящего Договора;
- сообщить Покупателю следующую информацию: дату отгрузки, количество отправленных цистерн, общий вес отправленного Товара, номера цистерн и железнодорожных накладных;
- оплатить все необходимые налоги, нести все расходы по выполнению таможенных формаль-ностей и получить все необходимые документы для экспортной отгрузки Товара на условиях FCA станция Мангышлак, ЗАО НК КТЖ.

7.2. Покупатель обязан:

- оплатить Товар в соответствии с условиями настоящего Договора;
- нести все расходы, связанные с транспортировкой Товара по территории Казахстана и стран СНГ в соответствии с условиями поставки FCA ст. Мангышлак, если иное не предусмотрено настоящим Договором и Дополнительными соглашениями к нему.
- обеспечить своевременную подачу ж/д цистерн в соответствии с п.6.3. настоящего Договора.

6.3. The Goods shall be loaded in parcels of 1,000 to 2,400 tons in special tank/rail cars made available by Buyer in a timely manner, which are designed for the transportation of this type of goods, are serviceable and prepared for crude oil loading. The Buyer guarantees and take full responsibility for the technical and appropriate preparation of tank/rail cars and their timely handover for Goods loading, including payment of penalties imposed by transportation organizations (in particular JSC NC KTZ and JSC KazTransOil), for delivery of defective railcars, railcar demurrage and refusal to accept the Goods at place of destination.

6.4. Forwarding agent shall be the Seller.

6.5. Conversion of US barrels to tons shall be executed according to the factor (hereinafter the «Conversion Factor») derived from the actual average API, which shall be calculated by the independent inspector separately for each terminal at the loading station on the basis of the analysis of oil samples taken during the month of loading from each loaded railcar batch.

The Buyer shall ensure providing by independent inspector to the Seller with the data on analysis results, value of actual average API and conversion factor within 5 days after the loading month has been ended.

6.6. The Buyer shall prepare certificate of reconciliation that shall be the basis for the settlement of accounts between the Parties. Such a certificate shall be submitted to the Seller within 3 days after the final price for monthly shipment is determined.

6.7.Title and all risk for the oil including risk of loss and damage, will pass to Buyer from Seller at the moment the Goods are loaded onto railcars at rack at Mangyshlak Station, JSC NC KTZ.

7. THE OBLIGATIONS AND RESPONSIBILITY OF THE PARTIES

7.1. The Seller shall:

- deliver the Goods to the Buyer's address according to the provisions hereof;
- inform the Buyer on the following: the date of shipment, number of tank cars dispatched, total weight of dispatched goods, numbers of tank cars and railway bills;
- pay all necessary taxes, bear all costs of customs clearance and obtain all necessary documents for an export shipment of the Goods FCA Mangyshlak station JSC NC KTZ.

7.2. The Buyer shall:

- pay for the Goods in accordance with the terms of this Contract;
- bear all transport expenses of Goods in Kazakhstan and C.I.S. from Mangyshlak station FCA, unless otherwise provided for by this Contract and Additional Agreements to it.
- secure the timely delivery of rail cars according to clause 6.3. of this Contract.

- предоставить Продавцу в течение 3 дней с даты выписки коносамента в порту Актау, но не позднее 30 дней со дня последней ж/д накладной, оформленной на ст. Мангышлак в отношении месячной отгрузки, факсовую копию коносамента, подтверждающего экспорт Товара за пределы РК, с относящимися к нему извещением и грузовым манифестом, с отметками пограничных таможенных органов РК. Коносамент должен содержать ссылку на имя Покупателя.
- предоставить Продавцу в течение 3 дней с даты выписки коносамента в порту Батуми, факсовую копию коносамента, подтверждающего экспорт Товара за пределы СНГ, и паспорт качества к нему. Коносамент должен содержать ссылку на имя Покупателя.
- предоставить Продавцу справки о потерях согласно п. 3.1 настоящего Договора.
- Вес нетто по предоставленному коносаменту из порта Батуми, далее используемый для расчета цены, определяется по инспекторскому отчету, предоставляемому вместе с коносаментом.

7.3 Покупатель обязуется обеспечить присутствие своего представителя при наливе (отгрузке) Товара в железнодорожные цистерны для осуществления приемки Товара по количеству и качеству на эстакаде на станции Мангышлак.

В этих целях Покупатель назначает своего представителя, действующего на основании доверенности, выданной в порядке, установленном законодательством Республики Казахстан.

7.4. В случае отсутствия представителя Покупателя, Товар будет считаться сданным Продавцом и принятым Покупателем:

- по количеству – согласно весу, указанному в железнодорожной накладной;
- по качеству - согласно сертификату качества выданному Продавцом.

7.5. Стороны обязуются соблюдать конфиденци-альность при исполнении условий данного Договора. Стороны имеют право предоставлять данный Договор для ознакомления своим аудиторам, страховым компаниям, советникам, финансистам и инвесторам.

7.6. За неисполнение или ненадлежащее исполнение обязательств по настоящему Договору Стороны несут ответственность, предусмотренную настоящим Договором и законодательством Республики Казахстан.

8. ФОРС-МАЖОР

8.1.Стороны освобождаются от ответственности за неисполнение или ненадлежащее исполнение своих обязательств в случае наступления форс-мажорных обстоятельств, включая, но не ограничиваясь: стихийных бедствий, военных действий, массовых беспорядков и иных социальных конфликтов, не обеспечение добычи нефти на месторождениях, не зависящих от воли сторон, действий и решений государственных органов, в том числе изменения законодательства, и других событий, находящихся вне контроля сторон (обстоятельств непреодолимой силы).

К форс-мажору не относятся:

- события, вызванные умышленными или неосто-рожными действиями сторон (их агентов, сотруд-ников);

- within 3 days of the issue of the Bill of Lading at the sea port of Aktau but not later than 30 days after the day of last consignment note executed at Mangyshlak station in relation to the monthly shipment provide the Seller with facsimile duplicate Bill of Lading confirming the export of the Goods to outside the Republic of Kazakhstan and related notification and cargo manifest stamped by customs officials of Republic of Kazakhstan. The Bill of Lading shall contain the reference to the Buyer's name.
- within 3 days of the issue of the Bill of Lading at the sea port of Batumi provide the Seller with facsimile duplicate Bill of Lading confirming the export of the Goods outside the C.I.S and the related quality certificate. The Bill of Lading shall contain the reference to the Buyer's name.
- provide the Seller with the losses certificates according to clause 3.1 of this Contract.
- Net weight as per submitted B/L from Batumi port, further used for price calculation, shall be determined pursuant to inspection report being provided along with the B/L.

7.3 The Buyer undertakes to provide their own representative to be present during the Goods loading (shipment) in railway cars for Goods acceptance execution by quality and quantity at rack at Mangyshlak station.

For this purpose Buyer appoints their representative, acting on the basis of Power of Attorney, issued in accordance with the order established by Republic of Kazakhstan laws.

7.4. In case of Buyer's representative absence, Goods is deemed transferred by Seller and accepted by Buyer:

- by quantity – according to the weight, indicated in railway bill(s);
- by quality – according to certificate of quality, issued by Seller.

7.5. The Parties pledge to keep confidentiality during the fulfilment of conditions of the present contract. The Parties may, however, disclose this contract to their auditors, insurance companies, professional advisors, financiers and investors.

7.6. In the event of failure to fulfill or improper fulfillment of the obligations as per this Contract the Parties shall bear responsibility provided for by the Contract and the legislation of the Republic of Kazakhstan.

8. FORCE MAJEURE

8.1. The Parties are released from the responsibility for non-fulfilment or improper fulfilment of their obligations in case of force-majeure circumstances including but not limited to: natural disasters, military actions, mass riots and other social conflicts, non- providing of oil production on oil fields due to circumstances beyond of Parties' control, acts and decisions of the state bodies, including the alteration of the legislation, and other events being out of control of the Parties (superior force circumstances).

Force-majeure does not include:

- events caused by deliberate or imprudent acts of the Parties (their agents, employees);

- события, которые сторона, выполняющая свои обязательства по настоящему Договору, могла предвидеть и преодолеть.

8.2. Сторона, подвергшаяся воздействию форс-мажора, обязуется незамедлительно в письменном виде уведомить об этом другую сторону, в противном случае она лишается в дальнейшем права ссылаться на форс-мажорные обстоятельства как на обстоятельства, освобождающие ее от ответственности. Любой промежуток времени, в течение которого сторона в соответствии с настоящим Договором должна была выполнять свои обязательства, продлевается на период, равный действию форс-мажора.

Надлежащим доказательством наличия обстоятельств форс-мажора и их продолжительности будут служить справки, выдаваемые Торгово-промышленной палатой РК и/или Азербайджана и/или Грузии.

8.3. Если обстоятельства форс-мажора длятся в течение более 60 дней, любая из сторон вправе прекратить действие настоящего Договора, письменно уведомив об этом другую сторону. При этом стороны должны произвести расчеты по ранее осуществленным поставкам.

9. АРБИТРАЖ

9.1. Все споры и разногласия между Сторонами, которые могут возникнуть из настоящего Договора или в связи с ним, Стороны урегулируют путем переговоров. Любые споры, не урегулированные путем переговоров, подлежат разрешению в судебных органах по месту нахождения Продавца в соответствии с действующим законодательством Республики Казахстан.

10. ПРОЧИЕ УСЛОВИЯ

10.1. Все изменения и дополнения к настоящему Договору будут действительны только при условии, если они сделаны в письменной форме и подписаны уполномоченными на это лицами обеих Сторон.

10.2. Все налоги и сборы, специально не оговоренные настоящим Договором, оплачиваются Продавцом и Покупателем, согласно международных правил толкования торговых терминов (Инкотермс 2000) на условиях FCA ст.Мангышлак.

10.3. Стороны договорились назначить независимого инспектора, который должен будет проверять каждую Месячную поставку в соответствии с ее количеством и качеством на ННЭ Мангышлак (далее «Инспектор»). Решения Инспектора должны быть окончательными и обязательными для Сторон. Покупатель несет все расходы, связанные с Инспектором.

10.4. Все документы, передаваемые сторонами по настоящему Договору, в том числе товаросопроводительные документы, должны содержать ссылку на настоящий Договор.

10.5. Ни одна из Сторон не вправе переуступить свои права и обязательства по настоящему Договору третьей стороне без получения предварительного письменного согласия другой Стороны.

10.6. После подписания Договора все предыдущие переговоры и переписка по нему между Сторонами теряют силу.

11. СРОК ДЕЙСТВИЯ ДОГОВОРА

11.1. Настоящий Договор вступает в силу с момента его подписания Сторонами и действует до исполнения Сторонами всех своих обязательств по Договору.

- events that the Party fulfilling its obligations under this Contract could foresee and get over.

8.2. The Party affected by force-majeure has to advise the other Party hereof immediately in writing, otherwise it shall be deprived of its right for referring to force-majeure circumstances as the circumstances releasing it from its obligations. Any period of time, when the Parties should fulfil their obligations hereunder, is extended commensurately with the period of effect of such circumstances.

The statements issued by the Chamber of Commerce of Republic of Kazakhstan and/or Azerbaijan and/or Georgia shall serve as proper proof of force majeure and its duration.

8.3. In the event the duration of force-majeure shall be longer than 60 days, either Party is entitled to terminate this Contract notifying the other Party in writing. In addition, the Parties should make settlements related to prior deliveries.

9. ARBITRATION

9.1. The Parties shall settle any dispute and controversy arising out of or relating to this Contract by negotiations. Any disputes not settled by negotiations are subject to be resolved by the courts in accordance with the existing legislation of the Republic of Kazakhstan.

10. OTHER CONDITIONS

10.1 All amendments and additions to this Contract are valid only if made in writing and signed duly by the authorized persons of both Parties.

10.2. All expenses and charges not specified herein, are to be paid by Seller and Buyer, in accordance with international regulations of trade terms interpretation (Incoterms 2000 and latest amendments) on conditions FCA Mangyshlak station.

10.3. The Parties have agreed to appoint an independent inspector who will inspect each Monthly Shipment for quality and quantity at Mangyshlak oil loading terminal (hereinafter the "Inspector"). The Inspector's conclusions shall be final and binding upon the Parties. Buyer shall bear all expenses related to the Inspector.

10.4. All documents delivered by the Parties hereunder, including the shipping documentation should include the reference to the present Contract.

10.5. Neither of the Parties has the right to assign their rights and obligations under this Contract to any third Party without written consent of the other Party.

10.6. After this Contract has been signed, all previous negotiations and correspondence between Parties related to this Contract are to be considered as null and void.

11. VALIDITY OF THE CONTRACT

11.1.The contract shall come into force upon signing by both Parties and shall remain in effect until all obligations hereunder have been completely fulfilled.

11.2. Настоящий Договор может быть расторгнут:
- при нарушении одной из сторон условий настоящего Договора;
- по соглашению обеих Сторон;
- в случаях, предусмотренных действующим законодательством Республики Казахстан;

11.3. Настоящий Договор составлен в четырех экземплярах на русском языке и английском языке, имеющих одинаковую юридическую силу. В случае несоответствия текстов предпочтение отдается русскому тексту.

12. ЮРИДИЧЕСКИЕ АДРЕСА СТОРОН

ПРОДАВЕЦ
ТОО «Емир-Ойл»
Республика Казахстан
Мангистауская область, г.Актау, пос.Даулет,
Зд. Нефтебазы, 2 этаж.
Тел: +8 3292 46 52 21, 46 59 68.
Банковский реквизиты:
Р\счет № 4467978 в тенге
Валютный счет № 004070378
В АО «БанкЦентрКредит»
Г.Актау
РНН 600900501891.

ПОКУПАТЕЛЬ
Euro-Asian Oil AG
Haldenstrasse 5,
PO Box 2254
CH-6342 Baar
Switerland
Operational:
Katya Bloye
Tel: +44 (0) 207 491 7424
Fax: +44 (0) 207 491 7435
Mob: +44 (0) 788 426 36 34
E-mail: katya@euroasian.co.uk
Банковские реквизиты:
WITH BANQUE PARIBAS (SUISSE) S.A.,
2 PLACE DE HOLLANDE
1211 GENEVE 11
SWITZERLAND
ATTN: PATRICK COTASSON
TEL: +41 22 7877 452
TLX: 045 412 100

13. ПОДПИСИ СТОРОН

ПРОДАВЕЦ

Директор

__________________Толмаков Т.К.

ПОКУПАТЕЛЬ

Директор

__________________ Роберт В. Эмери

11.2.This Contract can be dissolved in following cases:
- at breach of the Contract conditions by one of the Parties;
- upon agreement of the Parties;
- in cases provided by the Law of Republic of Kazakhstan.

11.3. The present contract is in four copies in English and Russian, each of them having equal legal force, in case of not correspondence of the texts the Russian text will prevail.

12. LEGAL ADDRESSES OF THE PARTIES

SELLER
LLP "Emir Oil"
Republic of Kazakhstan
Mangystau region, t.Aktau, v.Daulet,
Building of Neftebaza, 2 floor.
Tel: +8 3292 46 52 21, 46 59 68.
Bank details:
Account # 4467978 in tenge
Currency account #004070378
In JSC "BankTsentrKredit"
t.Aktau
RNN 600900501891

BUYER
Euro-Asian Oil AG
Haldenstrasse 5,
PO Box 2254
CH-6342 Baar
Switerland
Operational:
Katya Bloye
Tel: +44 (0) 207 491 7424
Fax: +44 (0) 207 491 7435
Mob: +44 (0) 788 426 36 34
E-mail: katya@euroasian.co.uk
Banking details:
WITH BANQUE PARIBAS (SUISSE) S.A.,
2 PLACE DE HOLLANDE
1211 GENEVE 11
SWITZERLAND
ATTN: PATRICK COTASSON
TEL: +41 22 7877 452
TLX: 045 412 100

13. SIGNATURES OF THE PARTIES

SELLER

Director

__________________Tolmakov T.K.

BUYER

Директор

__________________ Robert W. Emery